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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)........ February 4, 1997

                             Styles on Video, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       1-11836                 95-4389082
   -------------------               -------------            ------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      or incorporation)                                   Identification Number)

                          667 Rancho Conejo Boulevard
                            Newbury Park, CA 91320
                            ----------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code..........(805) 375-0996

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

(a) On February 4, 1997, the registrant executed definitive agreements with an effective date of January 31, 1997 to sell the assets of its Forever Yours, Inc. wholly-owned subsidiary to HASCO International, Inc. The transaction is subject to approval by stockholders of the registrant at a meeting expected to be held this spring, and also to other customary conditions. The closing of the FYI sale will occur as soon as practicable following the meeting of the registrant's stockholders.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 1997                     STYLES ON VIDEO, INC.
                                              a Delaware Corporation

                                              By: /s/ Nancy H. Galgas
                                                  -------------------
                                              Name:   Nancy H. Galgas
                                              Title:  Secretary and C.F.O.


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